SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                           May 1, 1995


                     CADIZ LAND COMPANY, INC.
       (Exact name of issuer as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


           0-12114                      77-0313235
  (Commission File Number)    (IRS Employer Identification No.)


 10535 Foothill Boulevard, Suite 150, Rancho Cucamonga, CA 91730
  (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code: (909) 980-2738

ITEM 5.    OTHER EVENTS

           On May 1, 1995 the Registrant mailed a letter to its shareholders which provided an update concerning the Registrant's recent activities. A copy of this letter is attached as Exhibit 1 hereto.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a) Not Applicable

           (b) Not Applicable

           (c) Letter to Shareholders dated May 1, 1995

                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                        CADIZ LAND COMPANY, INC.
                              (Registrant)





                        By:           /s/
                            _________________________
                            Susan K. Chapman
                            Chief Financial Officer


Dated: May 1, 1995